OceanFirst Financial Corp. OceanFirst Financial Corp. INVESTOR PRESENTATION INVESTOR PRESENTATION FEBRUARY/MARCH FEBRUARY/MARCH 2014 2014 Exhibit 99.1 NASDAQ: OCFC 1

OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the Private
Securities Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will,"
"should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence.
The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2012 and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
NASDAQ: OCFC 2

112 Years of Growth and Capital Management
112 Years of Growth and Capital Management
Founded in Point Pleasant, NJ, in 1902, OceanFirst has grown from a small one-town savings and loan to a full-service community bank serving the Central New Jersey Shore.
Demutualized in 1996 and over the ensuing 11 years generated value for shareholders, largely through the successful implementation and execution of our community bank model, and the strategic repurchase of 62.4% of original IPO shares.
Rebuilt capital from 6.05% to 9.53% through the Great Recession with retained earnings and completion of a follow-on common stock offering in November 2009.
Since late 2011 utilized share repurchases to again strategically redeploy surplus capital until growth prospects improved. While 301,766 shares remain available for repurchase under current authorization, recent growth initiatives have yielded positive results and curtailed repurchase activity.
NASDAQ: OCFC 3

Community Bank serving the Central
Jersey Shore - $2.2 billion in assets
and 23 branch offices
Market Cap $300.4 million
Core deposits – 87.5% of total deposits
Locally originated loan portfolio - no
SNCs
Residential and commercial
real estate mortgages
C&I loans and lines
Consumer equity loans and lines
Corporate Profile
Corporate Profile
Note:  See Appendix 1 for Market Demographic information.
Philadelphia
New York
Ocean
Burlington
Morris
Sussex
Atlantic
Salem
Warren
Monmouth
Hunterdon
Cumberland
Bergen
Mercer
Somerset
Middlesex
Gloucester
Camden
Passaic
Cape May
Essex
Union
Hudson
NASDAQ: OCFC 4

Experienced Executive Management Team
Experienced Executive Management Team
OceanFirst Bank ESOP 10.5%
Directors & Senior Executive Officers 9.7% (CEO 5.7%)
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst Foundation 7.1%
As of the March 12, 2013 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 43 43
Christopher D. Maher *President, Chief Operating Officer 26 1
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 32 21
Joseph R. Iantosca *Executive Vice President, Chief Administrative Officer 36 10
Joseph J. Lebel III *Executive Vice President, Chief Lending Officer 30 8
Substantial insider ownership of 27.3% – aligned with shareholders’ interests
Succession planning refreshed in 2013 – new President recruited and
2 new Executive Vice Presidents promoted*
NASDAQ: OCFC 5

Our Strategy
Our Strategy
Positioned as the leading Community Bank in attractive Central Jersey
Shore market – developing the franchise, growing revenue and creating additional value for shareholders
Strategically focused on revenue growth in commercial lending, trust and asset management, and Bankcard services
Guarding credit quality in ALL business cycles
Growing diversified streams of non-interest income to decrease reliance on Net Interest Margin (NIM)
On the watch for roll-up opportunities presented by local community banks lacking the scale to remain independent
NASDAQ: OCFC 6

Significant Primary Market Deposit Share
Significant Primary Market Deposit Share
Competing Favorably Against Banking Behemoths
Source:  FDIC Summary of Deposits, June 30, 2013
(1) Pending acquisition by M&T Bank (NY)
NASDAQ: OCFC 7
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 TD Bank, National Association (Canada) 21 2,460,349 16.88
2 Hudson City Bancorp Inc. (NJ)
(1)
14 2,415,792 16.57
3 Wells Fargo Bank NA (CA) 26 2,315,657 15.89
4 OceanFirst Financial Corp. (NJ) 20 1,488,197 10.21
5 Banco Santander S.A. (Spain) 23 1,438,132 9.87
6 Bank of America Corp. (NC) 17 1,292,963 8.87
Total For Institutions In Market 192 14,577,615

Strategic Deposit Composition Transition
Strategic Deposit Composition Transition
Time
Deposits
0% 20% 40% 60% 80% 100%
Dec 1996
Dec 2008
Dec 2013
Time Deposits
Time Deposits
MMDA & Savings
MMDA & Savings
MMDA & Savings
Interest Checking
Interest Checking
Interest
Checking
Non-
Interest
Checking
Non-
Interest
Checking
NASDAQ: OCFC 8

Strategic Loan Composition Transition
Strategic Loan Composition Transition
C&I
Residential R.E.
Residential R.E.
Residential R.E.
Investment
CRE
Investment CRE
Investment
CRE
Consumer &
Other
Consumer &
Other
C&I
Owner-Occupied
CRE
Owner-
Occupied
CRE
Consumer &
Other
Dec 2013
Dec 2008
Dec 1996
0% 20% 40% 60% 80% 100%
NASDAQ: OCFC 9

NASDAQ: OCFC  10
Consolidated two branches and restructured FHLB Advances improving operating margins into future periods
Excluding strategic restructuring charges, core earnings per share of
$0.30 resulting in a 9.5% ROE & 0.85% ROA
Increased net interest margin to 3.38%, from 3.20% in linked quarter through restructuring and commercial loan growth
Grew commercial loan portfolio by $26.4 million, 18.8% annualized
Strong capital position – tangible common equity of 9.5% of assets
Highlights –
Highlights –
Fourth Quarter 2013
Fourth Quarter 2013

NASDAQ: OCFC  11
Stabilized NPL’s in a Diversified Portfolio
Stabilized NPL’s in a Diversified Portfolio
Data as of December 31.
(1) Increase attributable to Superstorm Sandy.
Exposure Primarily in Lower Risk Residential
(1)
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2009 2010 2011 2012 2013
Residential Consumer Commercial Real Estate Commercial

Prudently Provisioning for Credit Costs
Prudently Provisioning for Credit Costs
(1) Spike in charge-offs was due to a change in charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.  The additional charge-off relating to the change in policy through 2011 was $5.7 million, all of which had been previously specifically reserved.
(2) Increase attributable to Superstorm Sandy.
12/31/09 12/31/10
12/31/11 (1)
12/31/12 (2) 12/31/13
NASDAQ: OCFC 12
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Net Charge-Offs Provision for Loan Losses

2013 Quarterly Trend
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Net Interest Margin
Net Interest Margin
Increasing After Stabilizing Close to Historical Levels
Historical Average Net Interest Margin (3.28%)
NASDAQ: OCFC 13
0.00%
0.50%
1.00%
2.00%
2.50%
3.00%
3.50%
4.00%
1996 1998 2000 2002 2004 2006 2008 2010 2012
1.50%

Diversified Streams of Non-Interest Income
Diversified Streams of Non-Interest Income
2011
Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of equity securities and provision for repurchased loans.
$2.5M
$18.1M
Targeted
Growth
Areas
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1996 2013
Fees and Service Charges Gain on Sale of Loans BOLI
Other BankCard Services Investment Services
Trust
NASDAQ: OCFC 14

NASDAQ: OCFC 15
Generating Consistent Attractive Returns
Generating Consistent Attractive Returns
0.0%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
(1)
(1) Excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation.
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2009 2010 2011 2012 2013
Return on Equity Return on Assets

Challenge Today is to Grow Revenue
Challenge Today is to Grow Revenue
Build Shareholder Value
Build Shareholder Value
Target growth within existing market – increasing share
Continuing Strategic Execution
Initiated a restructure of $159 million in FHLB Advances in Q4, incurring a charge of $0.16 per share to improve Net Interest Margin and reduce sensitivity to further rate increases
Rationalizing Branch Network
Expanded presence in Monmouth County with opening of Red Bank Financial Solutions Center
14 Denovos since 2000; opportunity for additional growth
Consolidating two overlapping branches in Q4; reinvesting cost savings to support revenue growth
Growing and diversifying non-interest income streams; reducing reliance on NIM
Assessing opportunistic roll-up of local community banks
Financial performance develops value proposition for shareholders and preserves the right to remain independent
NASDAQ: OCFC 16

Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Crisis tested management team
Sandy response and experience
Substantial insider ownership – aligned with shareholders’ interests
Succession planning refreshed – 2013
Attractive deposit mix and market share
Conservative credit culture and profile
Solid financial performance – developing shareholder value
Strong balance sheet and capital base
Strategic 2013 restructuring; reinvesting cost savings in support of revenue growth
NASDAQ: OCFC 17

THANK YOU FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. THANK YOU FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. NASDAQ: OCFC 18

Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
Number of Offices 20 5 1
% of OceanFirst Deposits 86.6 10.3 3.1
Market Rank 4 18 36
Market Share (%) 10.2 0.9 0.2
Population 577,000 635,000 816,000
Projected 2012-2017
Population Growth (%)
1.6 1.0 2.1 1.2 3.5
Median Household Income ($) 59,000 81,000 77,000 67,000 50,000
Projected 2012-2017 Median
Household Income Growth (%)
22.6 14.0 13.1 18.9 13.4
Deposit data as of June 30, 2013.
Demographic data as of December 31, 2012.
Source:  SNL Financial
NASDAQ: OCFC 19

APPENDIX 2
Residential Portfolio Metrics
Residential Portfolio Metrics
As of December 31, 2013, unless otherwise noted.
Total Portfolio $782.2 million
% of Total Loan Portfolio 49.8%
Average size of mortgage loans $188,000
Interest-only loans  $28.8 million
         - % of total 1-4 family loans 3.7%
         - Weighted average loan-to-value ratio (using original or most recent appraisal) 61%
Stated income loans  $36.6 million
            - % of total 1-4 family loans 4.7%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) 56%
         - Loans originated during 2013 60%
Portfolio average FICO score  748
         - Loans originated during 2013 761
% of loans outside the New York/New Jersey market 3.9%
% of loans outside Ocean/Monmouth Counties 31.1%
% of loans exceeding agency conforming amounts 44.5%
% of loans for second homes 8.1%
Residential Real Estate
NASDAQ: OCFC 20

NASDAQ: OCFC 21
APPENDIX 2
(Cont’d)
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of December 31, 2013.
(1) Combined commercial relationships total 405.
Commercial Real Estate (CRE)
Total portfolio (1) $528.9 million
% of Total Loan Portfolio 33.6%
Average size of CRE loans $819,000
Largest CRE loan $15.8 million
(Secured by local university dormitory housing)
Current Pipeline $46.2 million
Weighted Average Yield 4.50%
Weighted Average Repricing Term 5.8 years
Commercial Loans
Total portfolio (1) $60.5 million
% of Total Loan Portfolio 3.8%
Average size of commercial loan $258,000
Largest commercial loan $4.2 million
Current Pipeline $12.8 million
Weighted Average Yield 3.97%
Weighted Average Repricing Term 0.3 years

Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Total Commercial Loan Exposure
by Industry Classification
Real Estate Investment by
Property Classification
As of December 31, 2013.
APPENDIX 2
(Cont’d)
Diversified portfolio provides
protection against industry-
specific credit events.
Office, 31.5%
Commercial
Development, 8.8%
Shopping Center, 10.5%
Retail Store, 10.2%
Multi-Family, 2.8%
Miscellaneous, 15.0%
Land,
2.0%
Industrial/
Warehouse, 12.3%
Residential
Development, 6.9%
Real Estate
Investment, 35.5%
Construction, 7.6%
Retail Trade, 3.1%
Wholesale Trade,
5.8%
Healthcare, 7.4%
Accommodations/
Food Services, 7.9%
Other Services, 3.8%
Arts/Entertainment/
Recreation, 8.3%
Manufacturing, 3.8%
Educational Services,
4.0%
Public
Administration, 6.7%
Miscellaneous, 6.1%
NASDAQ: OCFC 22